INCOME TAXES	12 Months Ended
Dec. 31, 2017
INCOME TAXES
INCOME TAXES

20. INCOME TAXES

        The provision for income taxes is comprised of the following:

	Years Ended December 31,
	2015	2016	2017
	$	$	$
Income before income taxes
Canada	79,631	57,922	(30,524)
United States	(14,183)	(74,002)	(33,205)
PRC including Hong Kong	174,201	152,588	173,266
Japan	14,284	7,981	28,164
United Kingdom	(7,536)	(25,781)	403
Other	(23,569)	(35,457)	5,830

	222,828	83,251	143,934

Current tax
Canada	71,002	610	346
United States	40,567	96,172	(54,482)
PRC including Hong Kong	20,154	29,181	(7,383)
Japan	5,388	3,381	31,266
United Kingdom	419	(206)	—
Other	823	(9,263)	(8,008)

	138,353	119,875	(38,261)

Deferred tax
Canada	(44,548)	6,366	(6,464)
United States	(45,024)	(74,562)	67,426
PRC including Hong Kong	7,305	(31,731)	23,452
Japan	58	361	(4,499)
United Kingdom	—	—	(353)
Other	(6,632)	(2,333)	(350)

	(88,841)	(101,899)	79,212

Total income tax expense
Canada	26,454	6,976	(6,118)
United States	(4,457)	21,610	12,944
PRC including Hong Kong	27,459	(2,550)	16,069
Japan	5,446	3,742	26,767
United Kingdom	419	(206)	(353)
Other	(5,809)	(11,596)	(8,358)

	49,512	17,976	40,951

        The Company mainly operates in Canada, PRC, Japan, Germany, the United States, Hong Kong, Thailand and Vietnam.

Canada

        The Company was incorporated in Ontario, Canada and is subject to both federal and Ontario provincial corporate income taxes at a rate of 26.5% for the years ended December 31, 2015, 2016 and 2017.

        Canadian Solar Solutions Inc. was incorporated in Ontario, Canada and is subject to both federal and Ontario provincial corporate income taxes at a rate of 25% for all years ended December 31, 2015, 2016 and 2017.

United States

        Canadian Solar (USA) Inc. was incorporated in Delaware, USA and is subject to federal, California, and other states' corporate income taxes at a rate of 38.56%, 37.69% and 38.61% for the years ended December 31, 2015, 2016 and 2017, respectively.

        Canadian Solar Energy Acquisition Co. was incorporated in Delaware, USA on January 22, 2015 and is subject to federal, California, and other states' corporate income taxes at a rate of 40.75%, 43.63% and 38.32% for the years ended December 31, 2015, 2016 and 2017, respectively.

Japan

        Canadian Solar Japan K.K. was incorporated in Japan and is subject to Japanese corporate income taxes at a normal statutory rate of approximately 35.64%, 35.15% and 32.02% for the years ended December 31, 2015, 2016 and 2017, respectively.

Germany

        Canadian Solar EMEA GmbH was incorporated in Munich, Germany and is subject to German corporate income tax at a rate of approximately 33% for the years ended December 31, 2015, 2016 and 2017, respectively.

Vietnam

        Canadian Solar Manufacturing Vietnam Co., Ltd was incorporated in Vietnam in June 25, 2015 and is subject to Vietnamese corporate income taxes at a normal statutory rate of 10%. The Company enjoyed tax exemption from 2016 as its first profitable year. For 2017, it continued to enjoy the tax exemption. The exemption will expire in year 2019. The Company will use a reduced statutory rate of 5% from 2020 to 2028.

Thailand

        Canadian Solar Manufacturing (Thailand) Co.,Ltd. was incorporated in Thailand in November 20, 2015 and is subject to Thailand corporate income taxes at a normal statutory rate of 20%. The Company currently has two Board of Investment certificates for tax exemption which have different effective years. The licenses both started from year 2017, one of which will expire in year 2022 and the other in year 2025.

Hong Kong

        Canadian Solar International Ltd. was incorporated in Hong Kong, China, and is subject to Hong Kong profits tax at a rate of 16.5% for the years ended December 31, 2015, 2016 and 2017, respectively.

PRC

        The other major operating subsidiaries, including CSI Solartronics (Changshu) Co., Ltd., CSI Solar Technologies Inc., CSI Cells Co., Ltd., Canadian Solar Manufacturing (Luoyang) Inc., CSI Solar Power Group Co., Ltd. (formerly "CSI Solar Power (China) Inc.") and Canadian Solar Manufacturing (Changshu) Inc., and Suzhou Sanysolar Materials Technology Co., Ltd. were governed by the PRC Enterprise Income Tax Law ("EIT Law").

        CSI Solartronics (Changshu) Co., Ltd., CSI Solar Technologies Inc., Canadian Solar Manufacturing (Luoyang) Inc., CSI Solar Power Group Co., Ltd. (formerly "CSI Solar Power (China) Inc.") are all subject to the enterprise income tax rate of 25% for the years ended December 31, 2015, 2016 and 2017.

        Suzhou Sanysolar Materials Technology Co., Ltd. is subject to the enterprise income tax rate of 15% resulting from its High and New Technology Enterprise status for the years ended December 31, 2015, 2016 and 2017 and Canadian Solar Manufacturing (Changshu) Inc. Changshu Tlian Co., LTD and CSI Cells Co., Ltd., for the year ended December 31, 2017.

        The Company makes an assessment of the level of authority for each of its uncertain tax positions (including the potential application of interest and penalties) based on their technical merits, and has measured the unrecognized benefits associated with such tax positions. This liability is recorded as liability for uncertain tax positions in the consolidated balance sheets. In accordance with its policies, the Company accrues and classifies interest and penalties associated with such unrecognized tax benefits as a component of its income tax provision. The amount of interest and penalties accrued as of December 31, 2016 and 2017 was $2,747 and $3,083, respectively. The Company does not anticipate any significant changes to its liability for unrecognized tax positions within the next 12 months.

        The following table illustrates the movement and balance of the Company's liability for uncertain tax positions (excluding interest and penalties) for the years ended December 31, 2015, 2016 and 2017, respectively.

	Years Ended December 31,
	2015	2016	2017
	$	$	$
Beginning balance	10,844	9,490	5,684
Addition for tax positions related to the current year	196	1,376	1,376
Reductions for tax positions from prior years/Statute of limitations expirations	—	(5,436)	(1,094)
Foreign exchange effect	(1550)	254	215

Ending balance	9,490	5,684	6,181

        The Company is subject to taxation in various jurisdictions where it operates, mainly including Canada, China and the United States. Generally, the Company's taxation years from 2010 to 2017 are open for reassessment to the Canadian tax authorities. The Company's taxation years from 2007 through 2017 are subject to examination by the Chinese tax authorities due to its permanent establishment in China. The Company is subject to taxation in the United States and various state jurisdictions. The Company is not currently under examination by the federal or state tax authorities. The Company's income tax returns for 2013 through 2017 remain open to examination by the US tax authorities.

        According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes has resulted from the computational errors of the taxpayer. The statute of limitations could be extended to five years under special circumstances. Though not being clearly defined, a special circumstance would suffice where any underpayment of income taxes exceeds RMB100. For income tax adjustments relating to transfer pricing matters, the statute of limitations is ten years. Therefore, the Company's Chinese subsidiaries might be subject to reexamination by the Chinese tax authorities on non-transfer pricing matters for taxation years up to 2012 retrospectively, and on transfer pricing matters for taxation years up to 2007 retrospectively. There is no statute of limitations in case of tax evasion in China.

        The components of the deferred tax assets and liabilities are presented as follows:

	At December 31, 2016	At December 31, 2017
	$	$
Deferred tax assets:
Accrued warranty costs	23,228	17,945
Bad debt allowance	8,058	7,288
Investment in affiliates under tax equity transactions	54,187	24,859
Inventory write-down	4,564	3,283
Future deductible expenses	13,321	17,652
Depreciation and impairment difference of property, plant and equipment and solar power systems	29,668	13,333
Accrued liabilities related to countervailing and antidumping duty deposits	111,021	59,983
Deferred tax assets relating to sales of solar power systems	996	2,721
Net operating losses carry-forward	48,678	52,007
Unrealized foreign exchange loss and capital loss	3,278	3,888
Others	4,450	17,912

Total deferred tax assets, gross	301,449	220,871
Valuation allowance	(71,469)	(65,399)

Total deferred tax assets, net of valuation allowance	229,980	155,472

Deferred tax liabilities:	3,315	2,742
Derivative assets
Depreciation difference of property, plant and equipment	468	243
Insurance recoverable	16,727	21,420
Others	2,838	4,833

Total deferred tax liabilities	23,348	29,238

Net deferred tax assets	206,632	126,234

Analysis as:
Non-current deferred tax assets	229,980	131,796
Non-current deferred tax liabilities	(23,348)	(5,562)

Net deferred tax assets	206,632	126,234

        Movement of the valuation allowance is as follows:

	Years Ended December 31,
	2015	2016	2017
	$	$	$
Beginning balance	52,985	55,959	71,469
Additions (Reversals)	(944)	14,486	(5,361)
Addition from acquisition of Recurrent	4,949	—	—
Foreign exchange effect	(1,031)	1,024	(709)

Ending balance	55,959	71,469	65,399

        As of December 31, 2017, the Company has accumulated net operating losses of $229,708, of which $111,392 will expire between 2018 and 2037, and the remaining can be carried forward indefinitely.

        The Company considers positive and negative evidences to determine whether some portion or all of the deferred tax assets will not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry-forward periods, the Company's experience with tax attributes expiring unused and tax planning alternatives. The Company has considered the following possible sources of taxable income when assessing the realization of deferred tax assets:

•	Tax planning strategies;
•	Future reversals of existing taxable temporary differences;
•	Further taxable income exclusive of reversing temporary differences and carry-forwards;

        The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible for tax purposes. As a result, the Company has recognized a valuation allowance of $71,469 and $ 65,399 as at December 31, 2016 and 2017, respectively.

        Reconciliation between the provision for income tax computed by applying Canadian federal and provincial statutory tax rates to income before income taxes and the actual provision and benefit for income taxes is as follows:

	Years Ended December 31,
	2015	2016	2017
Combined federal and provincial income tax rate	27%	27%	27%
Effect of permanent difference	1%	(16)%	(18)%
Effect of different tax rate on earnings in other jurisdictions	(3)%	(18)%	(7)%
Effect of tax holiday	—%	(4)%	(2)%
Unrecognized tax provision	—%	4%	—%
Change in valuation allowance	—%	32%	(6)%
Effect of change in tax rate	—%	—%	39%
Others	(3)%	(3)%	(5)%

	22%	22%	28%

        In accordance with the EIT Law, dividends, which arise from profits of foreign invested enterprises in PRC earned after January 1, 2008, are subject to a 10% withholding income tax. Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary difference attributable to excess of financial reporting basis over tax basis in the investment in a foreign subsidiary. However, a deferred tax liability is not recognized if the basis difference is not expected to reverse in the foreseeable future and is expected to be permanent in duration. As of December 31, 2017, all of the undistributed earnings of approximately $353.4 million attributable to the Company's PRC subsidiaries and affiliates are considered to be permanently reinvested, and no provision for PRC withholding income tax on dividend has been made thereon accordingly. Upon distribution of those earnings generated after January 1, 2008, in the form of dividends or otherwise, the Company would be subject to the then applicable PRC tax laws and regulations. Distributions of earnings generated before January 1, 2008 are exempt from PRC dividend withholding tax. The amounts of unrecognized deferred tax liabilities for these earnings are in the range of $17.6 million to $35.3 million, as the withholding tax rate of the profit distribution will be 5% or 10% depends on whether the immediate offshore companies can enjoy the preferential withholding tax rate of 5%.

        On December 22, 2017, the U.S. president signed into law H.R.1, originally known as the "Tax Cuts and Jobs Act." The Act includes substantial changes to taxation of businesses with one of the most important being the top tax rate reduction from 35% to 21% and presents significant potential impacts on financial statements including the reassessment of the value of deferred taxes and taxes on mandatory repatriation. Per ASC 740, companies are required to recognize the effect of tax law changes in the period of enactment. Therefore, the Company has reflected the impacts of the tax law changes on the current provision. Effective for tax years beginning after December 31, 2017, the corporation tax rate is permanently reduced to 21%. The federal rate change resulted in a net overall deferred tax asset reduction and result in additional tax expense.

        The aggregate amount and per share effect of tax holiday are as follows:

	Years Ended December 31,
	2015	2016	2017
	(In Thousands of US Dollars, except per share data)
The aggregate amount	—	3,343	2,850
Per share—basic	—	0.06	0.05
Per share—diluted	—	0.06	0.05